EXHIBIT 32


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                 WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
                         FOR THE YEAR ENDED MAY 31, 2006
                            OF SCHOLASTIC CORPORATION

       Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002  (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Scholastic Corporation, a Delaware corporation (the "Company"), does hereby certify to the best of such officer's knowledge, that:

       1. The Company's Annual Report on Form 10-K for the year ended May 31, 2006 (the "Form 10-K") fully complies with the requirements of
              Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2.     Information  contained  in the Form 10-K fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.



Dated: August 8, 2006                              /s/Richard Robinson
                                                   -------------------
                                                   Richard Robinson
                                                   Chief Executive Officer



Dated: August 8, 2006                              /s/Mary A. Winston
                                                   ------------------
                                                   Mary A. Winston
                                                   Chief Financial Officer


       The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-K or as a separate disclosure document of the Company or the certifying officers.